UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2023

Orbital Infrastructure Group, Inc.
(Exact name of registrant as specified in its charter)

Texas	0-29923	84-1463284
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

5444 Westheimer Road, Suite 1650 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 467-1420

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	OIG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed, on August 23, 2023, Orbital Infrastructure Group, Inc. (the “Company”) and certain of its subsidiaries (collectively, the “Company Parties”) filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”).

Item 1.03.	Bankruptcy or Receivership.

On November 28, 2023, the Bankruptcy Court entered its order (the “Confirmation Order”) confirming the Second Amended Combined Disclosure Statement and Joint Chapter 11 Plan of Liquidation of Orbital Infrastructure Group, Inc. et al. (the “Confirmed Plan”). The Confirmed Plan contemplates, among other things, an orderly wind-down and liquidation of the Company Parties’ businesses and the vesting of the assets of the Company Parties’ bankruptcy estates in a liquidating trust. The holders of equity interests in the Company will receive no recovery pursuant to the Confirmed Plan. The Confirmed Plan became effective on December 6, 2023 (the “Effective Date”). The Company Parties are deemed dissolved upon the Effective Date without any further action or notice as set forth in the Confirmation Order.

The foregoing description of the Confirmation Order and the Confirmed Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Confirmation Order and Confirmed Plan, attached thereto as Exhibit A. A copy of the Confirmation Order is filed as Exhibit 2.1 to this Form 8-K and incorporated by reference into this Item 1.03.

Cautionary Note to Holders of the Company’s Common Stock

Pursuant to the Confirmed Plan, all of the Company’s equity interests, consisting of outstanding shares of common stock and related rights to receive or purchase shares of common stock, were cancelled on the Effective Date without consideration and have no value.

No shares of the Company’s common stock will be reserved for future issuance in respect of claims and interests filed and allowed under the Confirmed Plan or pursuant to the exercise of any rights, options or other obligations of the Company to issue its common stock.

The Company intends to file a Form 15 with the Securities and Exchange Commission to deregister the Company’s common stock pursuant to Rule 12g-4(a)(1) under the Securities Exchange Act of 1934 (“Exchange Act”). Upon filing the Form 15, the Company intends to immediately cease filing any further periodic or current reports under the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The Confirmed Plan provides that on the Effective Date, except as otherwise specifically provided for in the Confirmed Plan, (i) the obligations of the Company Parties under any certificate, share, note, bond, indenture, purchase right, or other instrument or document, directly or indirectly evidencing or creating any indebtedness or obligation of or ownership interest, equity, or portfolio interest in the Company Parties or any warrants, options, or other securities exercisable or exchangeable for, or convertible into, debt, equity, ownership, or profits interests in the Company Parties giving rise to any claim or interest shall be cancelled and deemed surrendered as to the Company Parties and the Company Parties shall not have any continuing obligations thereunder; and (ii) the obligations of the Company Parties pursuant, relating, or pertaining to any agreements, indentures, certificates of designation, bylaws, or certificates or articles of incorporation or similar documents governing the shares, certificates, notes, bonds, indenture, purchase rights, options, warrants, or other instruments or documents evidencing or creating any indebtedness or obligation of the Company Parties shall be fully released, settled, and compromised.

The certificates, shares and ownership interests and related agreements, purchase rights, options and warrants to be cancelled on the Effective Date include all of the Company’s common stock and related rights to purchase or receive shares of common stock.

Item 4.01.              Changes in Registrant’s Certifying Accountant.

As of December 1, 2023, PricewaterhouseCoopers (“PwC”) was dismissed as the Company’s independent registered accounting firm and will no longer provide audit services to the Company and its subsidiaries.  There is no dispute between the Company and PwC. PwC’s report on the Company’s consolidated financial statements as of and for the year ended December 31, 2022 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or audit principles, except that PwC’s opinion with respect to the Company’s consolidated financial statements as of and for the year ended December 31, 2022 included an explanatory paragraph related to the Company’s ability to continue as a going concern.

In connection with the audit of the Company during the fiscal year ended December 31, 2022 and the subsequent period until December 1, 2023, there were no (1) disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events as set forth in Item 304(a)(1)(iv) of Regulation S-K. The Company has provided PwC with a copy of this Form 8-K and requested that PwC provide the Company with a letter addressed to the Securities and Exchange Commission stating whether PwC agrees with the statements related to them made by the Company in this report. A letter from PwC is attached as Exhibit 16.1 of this Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Confirmed Plan provides that on the Effective Date, all directors, managers, members, officers and employees of the Company will be deemed to have resigned without any further action. Each of the Company’s directors, William J. Clough, James F. O’Neil III, C. Stephen Cochennet, Corey A. Lambrecht, Sarah Tucker, Paul T. Addison, Jerry Sue Thornton and La Forrest V. Williams, and the Company’s remaining officers, including William J. Clough, General Counsel, James F. O’Neil III, Chief Executive Officer and Nick Grindstaff, Chief Financial Officer, ceased to be directors and officers of the Company, as applicable, on the Effective Date.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Confirmation Order of the U.S. Bankruptcy Court for the Southern District of Texas, Houston Division, dated November 28, 2023

16.1	Letter dated December 6, 2023, from PricewaterhouseCoopers to the United States Securities and Exchange Commission

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 6, 2023

Orbital Infrastructure Group, Inc.

		By:	/s/ James F. O'Neil
Name: James F. O'Neil
Title: Chief Executive Officer